                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21326

               Cohen & Steers REIT and Preferred Income Fund, Inc. (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Preferred Income Fund for the quarter ended June 30, 2005. The net asset value at that date was $30.34 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $27.05 per share. During the quarter ended June 30, 2005, the fund produced the following total returns (including income) compared to its relevant benchmarks:

                                                        TOTAL RETURN,
                                                    PERIOD ENDED 6/30/05
                                            -------------------------------------
                                             MARKET PRICE(a)    NET ASSET VALUE(a)
                                            -----------------   -----------------
                                                       YEAR                YEAR
                                            QUARTER   TO DATE   QUARTER   TO DATE
                                            -------   -------   -------   -------
Cohen & Steers REIT & Preferred Income
  Fund....................................   10.8%     4.0%      12.8%     5.3%
NAREIT Equity REIT Index(b)...............   14.5%     6.4%      14.5%     6.4%
Merrill Lynch Fixed Rate Preferred
  Index(c)................................    2.6%     0.1%       2.6%     0.1%

    The asset mix of the fund at quarter-end consisted of approximately 56% REIT common stocks, 39% preferred securities, and 5% corporate bonds. During the quarter, three monthly distributions of $0.195 per share were paid to common shareholders. In addition, three monthly distributions of $0.195 per share were declared and will be paid on July 29, August 31, and September 30.(d)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.
(c) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.
(d) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       1





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

INVESTMENT REVIEW

    Both REIT common stocks and corporate preferred shares performed well in the second quarter, rebounding from weaker performance in the prior quarter, and driving a 12.8% total return for the fund.

    During the quarter, continued momentum in the recovery of real estate fundamentals and REIT earnings, and a flurry of merger and buyout activity, drove REIT share prices to new highs. Buyout activity reached a crescendo in June as Catellus, Gables Residential and CRT Properties all announced that they were being acquired.

    Consolidation activity has accelerated in the REIT sector over the past year, as seven sizeable REIT buyouts have been announced since August 2004. These buyouts, totaling approximately $27 billion in value, included the retail, apartment, industrial and office property types. On average, the implied capitalization rate (the current income generated by these properties compared with the price paid for the investment) for these sales was 6.3%, consistent with the high quality single property transactions that we observe in the private marketplace but certainly lower than the capitalization rate regime that existed for many years. Finally, these deals were all struck at significant premiums to the pre-announcement target stock prices -- ranging from 7.2% to 33.4%.

    Perhaps even more interesting for the rest of the REIT market, all of these deals were struck at prices above the commonly perceived value of the target company's real estate net asset value (NAV). In every instance, the deal price was greater than most, if not all the published analyst estimates of NAV. As a result, many Wall Street analysts who had been negative on the REIT sector for most of the previous three years, and who fostered a sense of disbelief among many investors, turned more positive on the REIT group, lowering their assumed capitalization rates and boosting their NAV estimates.

    Although economic data points indicating a moderating pace of growth have become more common, we continue to believe that the economy is fundamentally healthy and that any short-term moderation in economic growth will not meaningfully disturb the forward momentum in occupancies and rents for most property types in most areas of the country. The fund's best performing REIT investments during the quarter were in the regional mall and health care sectors, which produced total returns of 21.4% and 17.4%, respectively. Our stock selection in apartment, office, shopping center and industrial sectors, as well as our overweight in the regional mall sector, were the most significant contributors to our relative performance in the quarter. The worst performing sector was the manufactured home sector, with a 7.2% total return.

    Two of the fund's best-performing holdings for the quarter were Gables Residential, in the apartment sector, with a 31.9% return, and Macerich Company, a regional mall company, with a 27.2% return. Gables recently agreed to be acquired for $43.50 per share in cash. Laggards during the quarter included Mission West Properties and American Financial Realty, both office companies, with total returns of -1.6% and 1.9%, respectively.

    The preferred market performed well in the quarter as bond yields fell and credit markets regained footing. The negativity that pervaded in the credit markets in early 2005 dissipated in the second quarter as credit rating agencies lowered their ratings of Ford and General Motors to below investment grade. These long-awaited actions

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                                       2





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

finally brought traditional 'high yield' investors into the market, thereby stabilizing trading in many auto and auto-related issues. Stability in this important sector had a calming effect on the broader credit market.

    The new issue calendar opened up, bringing attractively priced preferreds to a supply-starved market -- particularly in tax-advantaged issues. This was primarily as a result of new rules at Moody's, the credit rating agency, that enabled issuers to claim higher 'equity credit' (i.e., to treat more of the issue like equity, as opposed to debt) in financial strength measurements. Many of the new issues, such as two massive MetLife deals totaling $2.1 billion, had specific dividend suspension triggers necessary for the company to obtain this more favorable ratings treatment. We expect complicated new language and structures to become the norm in this market, making value-added research even more important in the preferred market.

    The fund's defensive posturing in preferreds, which helped performance in the first quarter, detracted from it in the second quarter. REIT preferreds were among the fund's standout performers. Fundamentals continued to improve for most property types, and ratings agencies continued to express a more positive view of the sector. In addition, certain non-callable bank and insurance issues rose meaningfully in value as long-term interest rates fell to their lowest levels so far this year. In a reverse of the prior quarter, interest-rate-defensive, high coupon and floating rate issues were among the fund's worst performers.

INVESTMENT OUTLOOK

    In the mid to late 1990s, real estate company share prices as a group consistently traded at large premiums to NAV -- up to 30% for the REIT group as a whole. The public market's perception of the value and growth prospects of real estate assets was clearly ahead of that of the private market, and this enabled massive amounts of assets to flow from private to public ownership. REITs were, in fact, the marginal buyers of most large real estate assets during this time period, and REIT market capitalization expanded dramatically through IPOs and secondary offerings of existing companies.

    Today, the public market and private market views of real estate value are much more closely aligned, as evidenced by the fact that most commentators see REIT valuations as closer than many had realized to private market NAV. This has profound implications for the way the real estate stock cycle will evolve, in our opinion.

    We believe that assets will continue to flow from private to public hands as skilled public players seek out selective, strategic acquisition and development opportunities and as the moderate but steady and disciplined pace of IPO activity continues. Additionally, we think that current strong investor interest in REITs' investment attributes, as well as the improved outlook on the sector by analysts offer an attractive environment for companies to utilize secondary stock offerings in order to finance these activities. However, if private market values continue to be strong as well, as we expect, REIT equity issuance should not get out of hand as it did during the latter stages of the REIT stock cycle in the late 1990s. The large premiums to asset value that resulted in many instances in undisciplined equity issuance contributed significantly to the severity of the downturn in REIT share prices in 1998 and 1999.

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                                       3





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    In our view, assets will continue to flow from public to private and from public to public -- as public companies that can neither create value for shareholders nor achieve an attractive valuation are taken private or merged into other public companies. Again, the converging views of real estate asset value by both private and public capital markets, in conjunction with continued strong private market demand for real estate assets can potentially serve as a governor on REIT stock prices -- helping to guard against the massive discounts to asset value that persisted in late 1999 and 2000 in the aftermath of the REIT bear market.

    Our investment strategy in both REIT stocks and preferreds is predicated on the belief that the U.S. economy will continue to grow. We have focused the REIT portfolio on those sectors that are benefiting most from the cyclical recovery in occupancies and rents: office, self storage, hotel and certain segments of the apartment market (including student housing). Steady economic growth should also help contain preferred security credit risks and minimize the potential for credit risk spreads to widen.

    We also expect that the Federal Reserve is nearing the end of its monetary policy tightening cycle as economic growth moderates. We believe that inflation is well contained, and look for long-term bond yields to remain within their recent trading ranges. A low inflation environment should likely foster a low return environment. Accordingly, investor appetites for quality income should remain strong. However, because of the choppiness of bond markets in recent quarters, we have a slightly more defensive interest rate posture in our preferred holdings. We believe the growth-oriented nature of the fund's REIT equities is a natural hedge against the possibility of a 'hotter' economy than we expect.

    In closing, while REIT share prices continue to perform well, and valuations inch higher, we believe that in a low return environment, with fundamentals improving and the interaction between private and public real estate increasing, REITs should continue to provide attractive investment returns. Preferreds, which offer what we believe is some of the highest high quality income available globally, also should remain in strong demand and should continue to perform well, in our view. The fund's balanced approach to REIT and preferred investing should

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                                       4

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

provide attractive income and total return potential, while reducing portfolio volatility. We believe the fund is well positioned to continue to deliver these favorable attributes to investors.

Sincerely,

             MARTIN COHEN                      ROBERT H. STEERS
             MARTIN COHEN                      ROBERT H. STEERS
             Co-chairman                       Co-chairman

             JOSEPH M. HARVEY                  JAMES S. CORL
             JOSEPH M. HARVEY                  JAMES S. CORL
             Portfolio Manager                 Portfolio Manager

                             WILLIAM F. SCAPELL
                             WILLIAM F. SCAPELL
                             Portfolio Manager

       VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

  For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

  In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                                       5

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2005, AMPS represented 33% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 63% of our borrowings at an average interest rate of 3.66%, for an average remaining period of
    3.5 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                         LEVERAGE FACTS(a)

Leverage (as % of managed assets)..................    33%
% Fixed Rate.......................................    63%
% Variable Rate....................................    37%
Weighted Average Rate on Swaps.....................  3.66%
Weighted Average Term on Swaps.....................   3.5 years
Current Rate on AMPS...............................  3.32%

-------------------
(a) Data as of June 30, 2005. Information is subject to change.

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                                       6





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
     SECURITY(a)                                              VALUE      MANAGED ASSETS
     -----------                                           -----------   --------------
 1.  Equity Office Properties Trust......................  $83,852,230        3.83%
 2.  Health Care REIT....................................   65,791,664        3.00
 3.  Heritage Property Investment Trust..................   64,772,992        2.96
 4.  Health Care Property Investors......................   63,684,608        2.91
 5.  Archstone-Smith Trust...............................   59,876,448        2.73
 6.  Mack-Cali Realty Corp...............................   54,337,350        2.48
 7.  Arden Realty........................................   53,563,426        2.45
 8.  Glimcher Realty Trust...............................   50,910,150        2.32
 9.  Liberty Property Trust..............................   50,659,623        2.31
10.  First Industrial Realty Trust.......................   42,848,610        1.96

-------------------
(a) All holdings listed are common stock.

                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (UNAUDITED)


                                   [PIE CHART]

                Office/Industrial                          23.33%
                Other                                      17.01%
                Shopping Center                             9.97%
                Residential                                 9.48%
                Health Care                                 9.40%
                Insurance                                   8.82%
                Bank -- Foreign                             6.02%
                Bank                                        5.55%
                Diversified                                 4.87%
                Finance                                     4.01%
                Other Assets in Excess of Liabilities       1.54%

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                                       7





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
  COMMON STOCK                        83.13%
    DIVERSIFIED                        5.96%
         Capital Trust -- Class A............          500   $       16,705        6.58%
         Colonial Properties Trust...........      300,000       13,200,000        6.14
         Crescent Real Estate Equities Co....      636,900       11,941,875        8.00
         iStar Financial.....................      990,000       41,174,100        7.04
         Spirit Finance Corp.................      150,800        1,771,900        6.47
         Vornado Realty Trust................      239,100       19,223,640        3.78
                                                             --------------
                                                                 87,328,220
                                                             --------------
    HEALTH CARE                       12.41%
         Health Care Property Investors(b)...    2,355,200       63,684,608        6.21
         Healthcare Realty Trust.............      256,400        9,899,604        6.79
         Health Care REIT....................    1,745,600       65,791,664        6.58
         Nationwide Health Properties........    1,362,200       32,161,542        6.27
         Ventas..............................      335,000       10,117,000        4.77
                                                             --------------
                                                                181,654,418
                                                             --------------
    HOTEL                              2.90%
         DiamondRock Hospitality Co..........      565,600        6,391,280        6.11
         Hospitality Properties Trust........      545,200       24,026,964        6.54
         Strategic Hotel Capital.............      671,500       12,087,000        4.89
                                                             --------------
                                                                 42,505,244
                                                             --------------
    INDUSTRIAL                         2.93%
         First Industrial Realty Trust.......    1,073,900       42,848,610        6.97
                                                             --------------
    MORTGAGE                           2.34%
         Newcastle Investment Corp...........    1,135,074       34,222,481        8.29
                                                             --------------

                See accompanying notes to financial statements.
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                                       8





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    OFFICE                            25.45%
         American Financial Realty Trust.....    1,047,600   $   16,112,088        7.02%
         Arden Realty........................    1,488,700       53,563,426        5.61
         Brandywine Realty Trust.............      787,800       24,146,070        5.74
         CarrAmerica Realty Corp.............      935,700       33,853,626        5.53
         CRT Properties......................      290,000        7,917,000        5.13
         Equity Office Properties Trust......    2,533,300       83,852,230        6.04
         Highwoods Properties................      910,200       27,087,552        5.71
         HRPT Properties Trust...............    1,466,100       18,223,623        6.76
         Mack-Cali Realty Corp...............    1,199,500       54,337,350        5.56
         Maguire Properties..................    1,286,100       36,448,074        5.65
         Prentiss Properties Trust...........      389,100       14,178,804        6.15
         Reckson Associates Realty Corp......       87,500        2,935,625        5.07
                                                             --------------
                                                                372,655,468
                                                             --------------
    OFFICE/INDUSTRIAL                  4.76%
         Duke Realty Corp....................      346,800       10,979,688        5.87
         Liberty Property Trust..............    1,143,300       50,659,623        5.51
         Mission West Properties.............      778,800        7,998,276        6.23
                                                             --------------
                                                                 69,637,587
                                                             --------------
    RESIDENTIAL -- APARTMENT          12.20%
         American Campus Communities.........      275,500        6,248,340        5.95
         Apartment Investment & Management
            Co...............................      135,100        5,528,292        5.87
         AMLI Residential Properties Trust...      590,400       18,455,904        6.14
         Archstone-Smith Trust...............    1,550,400       59,876,448        4.45
         Camden Property Trust...............      581,800       31,271,750        4.73
         Education Realty Trust..............      399,300        7,307,190        6.50
         GMH Communities Trust...............      604,200        8,368,170        6.57
         Gables Residential Trust............      225,100        9,731,073        5.57
         Home Properties.....................      257,900       11,094,858        5.86
         Mid-America Apartment Communities...      349,000       15,851,580        5.15
         Town & Country Trust................      173,400        4,943,634        6.03
                                                             --------------
                                                                178,677,239
                                                             --------------

                See accompanying notes to financial statements.
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                                       9

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    SELF STORAGE                       1.19%
         Extra Space Storage
            (Restricted)(c,d)................       94,500   $    1,286,476        6.69%
         Sovran Self Storage.................      222,200       10,101,212        5.32
         U-Store-It Trust....................      315,800        6,015,990        5.88
                                                             --------------
                                                                 17,403,678
                                                             --------------
    SHOPPING CENTER                   12.99%
       COMMUNITY CENTER                8.53%
         Cedar Shopping Centers..............      400,000        5,900,000        6.10
         Heritage Property Investment
            Trust............................    1,849,600       64,772,992        6.00
         Inland Real Estate Corp.............      395,700        6,362,856        5.97
         New Plan Excel Realty Trust.........    1,340,500       36,421,385        6.07
         Ramco-Gershenson Properties Trust...      390,000       11,419,200        5.98
                                                             --------------
                                                                124,876,433
                                                             --------------
       REGIONAL MALL                   4.46%
         Glimcher Realty Trust...............    1,834,600       50,910,150        6.92
         Macerich Co.........................      215,200       14,429,160        3.88
                                                             --------------
                                                                 65,339,310
                                                             --------------
         TOTAL SHOPPING CENTER...............                   190,215,743
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $909,549,438)........                 1,217,148,688
                                                             --------------
  PREFERRED SECURITIES -- $25 PAR
    VALUE                             26.47%
    AUTOMOTIVE                         0.16%
         DaimlerChrysler, 7.25% (CBTCS)......       26,208          668,304        7.10
         DaimlerChrysler, 7.50% (CBTCS)......       40,500        1,048,545        7.26
         Ford Motor Co., 8.00% (CORTS).......       26,400          600,600        8.79
                                                             --------------
                                                                  2,317,449
                                                             --------------

                See accompanying notes to financial statements.
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                                       10

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    BANK                               2.60%
         ASBC Capital I, 7.625%,
            Series A (TOPrS).................  $    75,500   $    2,000,750        7.21%
         Cobank ACB, 7.00%, 144A(c,f)........      200,000       10,282,000        6.81
         Colonial Capital Trust IV, 7.875%...      390,000       10,179,000        7.55
         Countrywide Capital IV, 6.75%.......       71,100        1,845,756        6.51
         First Republic Bank, 6.70%..........      216,500        5,553,225        6.55
         Fleet Capital Trust VIII, 7.20%
            Series...........................       87,900        2,281,884        6.93
         HSBC USA, Series F..................       46,000        1,141,720        3.91
         JPM Chase Capital XVI, 6.35%,
            Series P.........................      160,000        4,054,400        6.27
         Old Second Bancorp Capital Trust I,
            7.80%............................       62,150          674,328        7.19
                                                             --------------
                                                                 38,013,063
                                                             --------------
    BANK -- FOREIGN                    1.03%
         Abbey National PLC, 7.375%,
            Series C.........................      493,264       12,982,708        6.99
         Northern Rock, 8.00%, Series........       30,000          752,400        7.97
         Royal Bank of Scotland Group, 7.25%,
            Series H.........................       55,600        1,428,920        7.04
                                                             --------------
                                                                 15,164,028
                                                             --------------
    ELECTRIC -- INTEGRATED             1.79%
         DTE Energy Trust II, 7.50%, due
            6/01/44, Series..................       76,800        2,065,920        6.99
         Energy East Capital Trust I,
            8.25%............................       61,000        1,601,250        7.85
         Entergy Arkansas, 7.40%, Series.....       10,205        1,056,218        7.15
         Entergy Mississippi, 6.25%,
            Series...........................      120,000        3,000,000        6.24
         Enterprise Capital Trust, 7.44%.....      168,800        4,252,072        7.38
         NVP Capital III, 7.75%, due 9/30/38,
            Series...........................       81,900        2,053,233        7.74
         NVP Capital I, 8.20%, due 3/31/37,
            Series A (QUIPS).................        2,600           65,000        8.20
         Northern States Power Co., 8.00%,
            Notes (PINES)....................       41,700        1,109,220        7.52
         Pacific Gas & Electric, 7.04%,
            Series...........................       22,000          574,750        6.74
         PSEG Funding Trust II, 8.75%
            Series...........................      199,900        5,417,290        8.08
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS)....................       70,800        1,837,260        8.09
         Sierra Pacific Power, 7.80%,
            Series 1.........................       40,000        1,008,000        7.74
         Virginia Power Capital Trust II,
            7.375%, (TruPS)..................       79,761        2,115,262        6.94
                                                             --------------
                                                                 26,155,475
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    FINANCE                            0.96%
         MBNA Capital, 8.125%,
            Series D (TruPS).................      234,100   $    6,241,106        7.61%
         MBNA Capital, 8.10%,
            Series E (TOPrs).................      166,300        4,490,100        7.52
         Merrill Lynch & Co.,
            Series 1 (FRN)...................      140,000        3,437,000        3.71
                                                             --------------
                                                                 14,168,206
                                                             --------------
    GAS -- DISTRIBUTION                3.21%
         Dominion CNG Capital, 8.40%.........       78,700        2,060,366        7.45
         Laclede Capital Trust I, 7.70%
            (TOPrS)..........................       56,300        1,497,862        7.25
         Southern Union Co., 7.55%,
            Series C(e)......................    1,040,000       27,664,000        7.11
         Southwest Gas Capital Trust II,
            7.70%............................      600,000       15,810,000        7.32
                                                             --------------
                                                                 47,032,228
                                                             --------------
    INSURANCE                          4.58%
       LIFE/HEALTH INSURANCE           0.34%
         Principal Financial Group, 6.5180%,
            Series B.........................      200,000        5,000,000        6.35
                                                             --------------
                                                                  5,000,000
                                                             --------------
       MULTI-LINE                      2.80%
         Aegon NV............................      400,000       10,108,000        6.29
         ING Groep NV, 7.05% Series..........      241,600        6,317,840        6.73
         ING Groep NV, 7.20% Series..........      165,700        4,366,195        6.83
         MetLife, 6.50%, Series B............      800,000       20,144,000        6.47
                                                             --------------
                                                                 40,936,035
                                                             --------------
       PROPERTY/CASUALTY               0.71%
         ACE Ltd., 7.80%, Series C...........      389,300       10,433,240        7.28
                                                             --------------
       REINSURANCE                     0.16%
         Everest Re Capital Trust II, 6.20%,
            Series B.........................      100,000        2,379,000        6.52
                                                             --------------
       REINSURANCE -- FOREIGN          0.57%
         PartnerRe Ltd., 6.75%, Series C.....      206,500        5,265,750        6.63
         PartnerRe Ltd., 7.90%, Series D.....       54,000        1,348,920        6.53
         RenaissanceRE Holdings Ltd., 7.30%,
            Series B.........................       65,900        1,728,557        6.98
                                                             --------------
                                                                  8,343,227
                                                             --------------
         TOTAL INSURANCE.....................                    67,091,502
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    MEDIA                              1.49%
       CABLE TELEVISION                0.83%
         Shaw Communications, 8.50%,
            Series B (COPrS).................      479,700   $   12,093,237        8.45%
                                                             --------------
       DIVERSIFIED SERVICES            0.66%
         AOL Time Warner, 7.625%,
            Series A-1 (CABCO)...............      117,600        3,089,352        7.27
         Liberty Media Corp., 8.75%
            (CBTCS)..........................      153,600        4,047,360        8.31
         Liberty Media Corp., 8.75%
            (PPLUS)..........................       95,345        2,517,108        8.30
                                                             --------------
                                                                  9,653,820
                                                             --------------
         TOTAL MEDIA.........................                    21,747,057
                                                             --------------
    OIL -- EXPLORATION                 1.10%
         Nexen, 7.35%, due 11/1/43,
            Series B.........................      608,660       16,050,364        6.98
                                                             --------------
    REAL ESTATE                        7.44%
       DIVERSIFIED                     1.32%
         Digital Realty Trust, 8.50%,
            Series A.........................       29,000          751,535        8.22
         iStar Financial, 7.875%, Series E...      400,000       10,314,000        7.64
         iStar Financial, 7.80%, Series F....      243,600        6,236,160        7.62
         iStar Financial, 7.65%, Series G....       80,000        2,040,000        7.49
                                                             --------------
                                                                 19,341,695
                                                             --------------
       HEALTH CARE                     0.55%
         Health Care REIT, 7.875%,
            Series D.........................      100,000        2,568,000        7.67
         Health Care REIT, 7.625%,
            Series F.........................       10,000          252,700        7.56
         Omega Healthcare Investors, 8.375%,
            Series D.........................      200,000        5,300,000        7.89
                                                             --------------
                                                                  8,120,700
                                                             --------------
       HOTEL                           0.25%
         Eagle Hospitality Properties Trust,
            8.25%, Series A..................       50,000        1,285,000        8.02
         Innkeepers USA Trust, 8.00%,
            Series C.........................       93,500        2,390,795        7.82
                                                             --------------
                                                                  3,675,795
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
       OFFICE                          1.76%
         Cousins Properties, 7.75%,
            Series A.........................      457,500   $   11,757,750        7.55%
         Kilroy Realty Corp, 7.80%,
            Series E.........................      100,000        2,585,000        7.54
         Maguire Properties, 7.625%,
            Series A.........................      288,900        7,303,392        7.56
         SL Green Realty Corp., 7.625%,
            Series C.........................      100,000        2,560,000        7.46
         SL Green Realty Corp., 7.875%,
            Series D.........................       60,000        1,539,000        7.68
                                                             --------------
                                                                 25,745,142
                                                             --------------
       RESIDENTIAL -- APARTMENT        1.98%
         Apartment Investment and Management
            Co., 8.00%, Series T.............       93,700        2,370,610        7.91
         Apartment Investment and Management
            Co., 8.00%, Series V.............      101,000        2,565,400        7.87
         Apartment Investment & Management
            Co., 7.875%, Series Y............      110,000        2,761,000        7.85
         Associated Estates Realty Corp.,
            8.70%, Series B..................       40,000        1,049,000        8.31
         Hovnanian Enterprises, 7.625%
            Series...........................       90,500        2,262,500        7.64
         Mid-America Apartment Communities,
            8.30%, Series H..................      690,600       17,955,600        8.00
                                                             --------------
                                                                 28,964,110
                                                             --------------
       SHOPPING CENTER                 1.58%
         COMMUNITY CENTER              0.28%
         Developers Diversified Realty Corp.,
            8.00%, Series G..................       38,700        1,006,200        7.69
         Developers Diversified Realty Corp.,
            7.50%, Series I..................       47,800        1,223,680        7.34
         Saul Centers, 8.00%, Series A.......       69,400        1,817,586        7.64
                                                             --------------
                                                                  4,047,466
                                                             --------------
         REGIONAL MALL                 1.30%
         Glimcher Realty Trust, 8.75%,
            Series F.........................      279,300        7,482,447        8.17
         Glimcher Realty Trust, 8.125%,
            Series G.........................      240,000        6,132,000        7.95
         Mills Corp., 8.75%, Series E........      197,600        5,354,960        8.08
                                                             --------------
                                                                 18,969,407
                                                             --------------
         TOTAL SHOPPING CENTER...............                    23,016,873
                                                             --------------
              TOTAL REAL ESTATE..............                   108,864,315
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    TELECOMMUNICATION SERVICES         2.11%
         Centaur Funding Corp., 9.08%(c).....       15,954   $   20,366,219        7.11%
         Telephone & Data Systems, 7.60%,
            Series A.........................      197,800        5,093,350        7.38
         United States Cellular Corp., 7.50%,
            due 6/15/34, Series..............      201,500        5,386,095        7.03
         Verizon South, 7.00%, Series F......        4,000          103,320        6.78
                                                             --------------
                                                                 30,948,984
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- $25 PAR VALUE
                (Identified cost --
                $383,027,785)................                    387,552,671
                                                             --------------
  PREFERRED SECURITIES -- CAPITAL
    TRUST                             35.96%
    BANK                               5.71%
         AgFirst Farm Credit Bank, 7.30%, due
            10/14/49, 144A(f)................   29,100,000       31,067,189        6.84
         Astoria Capital Trust I, 9.75%, due
            11/1/29, Series B................   13,500,000       15,862,500        8.30
         BankBoston Capital Trust II, 7.75%,
            due 12/15/26.....................    1,500,000        1,615,718        7.19
         BT Preferred Capital Trust II,
            7.875%, due 2/25/27..............    1,000,000        1,081,088        7.29
         First Tennessee Bank, Series
            144A(f)..........................        2,000        1,970,000        0.10
         Great Western Financial Trust II,
            8.206%, due 2/1/27, Series A.....    2,232,000        2,425,492        7.56
         Roslyn Preferred Trust FRN, 4.78%,
            due 4/1/32, 144A(f)..............    7,500,000        7,556,250        6.94
         Roslyn Real Estate Asset Corp. FRN,
            4.813%, due 9/30/08, Series D....          100       10,050,000        6.71
         Sky Financial Capital Trust I,
            9.75%, due 5/1/30, Series B......    3,000,000        3,510,000        7.98
         Webster Capital Trust I, 9.36%, due
            1/29/27, 144A(f).................    7,300,000        8,483,980        8.05
                                                             --------------
                                                                 83,622,217
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)

                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    BANK -- FOREIGN                    7.99%
         Barclays Bank PLC, 6.278%,
            Series 1 (ADR)...................    3,000,000   $    3,097,500        6.08%
         BNP Paribas Capital Trust V,
            7.20%............................   19,550,000       20,398,196        6.90
         CA Preferred Fund Trust, 7.00%
            (Eurobond).......................   25,200,000       26,365,752        6.69
         HBOS Capital Funding LP, 6.85%......   25,000,000       25,919,475        6.61
         HSBC Capital Funding LP, 10.176%....    9,680,000       15,536,119        6.34
         RBS Capital Trust B, 6.80%..........   19,700,000       20,389,796        6.57
         Royal Bank of Scotland Group PLC,
            6.35%, Series N, (ADR)...........      200,000        5,074,000        6.27
                                                             --------------
                                                                116,780,838
                                                             --------------
    ELECTRIC -- INTEGRATED             2.36%
         Dominion Resources Capital Trust
            III, 8.40%, due 1/15/31..........   21,732,000       28,008,289        6.52
         DPL Capital Trust, 8.125%, due
            9/1/31...........................    3,000,000        3,551,754        6.87
         Enterprise Capital Trust II, due
            6/30/28, Series B................    3,000,000        2,974,974        3.81
                                                             --------------
                                                                 34,535,017
                                                             --------------
    FINANCE                            5.02%
       CREDIT CARD                     0.38%
         MBNA Capital, 8.278%, due 12/1/26,
            Series A.........................    5,200,000        5,624,362        7.66
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES  2.17%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)...........   29,950,000       31,721,273        7.55
                                                             --------------
       INVESTMENT BANKER/BROKER        1.51%
         JPM Capital Trust I, 7.54%, due
            1/15/27..........................    1,925,000        2,074,601        7.00
         JPM Capital Trust II, 7.95%, due
            2/27/07..........................    1,900,000        2,064,899        7.32
         NBP Capital Trust III, 7.375%, due
            10/29/49.........................   16,900,000       18,013,524        6.92
                                                             --------------
                                                                 22,153,024
                                                             --------------
       MORTGAGE LOAN/BROKER            0.96%
         Countrywide Capital III, 8.05%, due
            6/15/27, Series B (SKIS).........   11,285,000       14,095,868        6.44
                                                             --------------
         TOTAL FINANCE.......................                    73,594,527
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
    FOOD                               1.51%
         Dairy Farmers of America, 7.875%,
            144A(c,f)........................      135,000   $   13,324,163        7.98%
         Gruma S.A., 7.75%, due 12/29/49,
            144A(c,f)........................    9,000,000        8,795,475        7.93
                                                             --------------
                                                                 22,119,638
                                                             --------------
    INSURANCE                          8.60%
       LIFE/HEALTH                     1.68%
         AmerUS Capital, 8.85%, due 2/1/27,
            Series A.........................    4,000,000        4,392,812        8.06
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97.....................   18,230,000       20,197,345        6.95
                                                             --------------
                                                                 24,590,157
                                                             --------------
       MULTI-LINE                      5.41%
         AFC Capital Trust I, 8.207%, due
            02/03/27, Series B...............   15,750,000       17,929,517        7.21
         AXA, 7.10%, due 5/29/49
            (Eurobond).......................   26,500,000       27,724,300        6.79
         GenAmerica Capital I, 8.525%, due
            6/30/27..........................    9,000,000       10,007,469        7.67
         Prudential PLC, 6.50%, due
            6/29/49..........................    3,000,000        3,026,223        7.63
         USF&G Capital, 8.312%, due 7/1/46...    3,845,000        4,842,924        6.60
         Zurich Capital Trust I, 8.376%, due
            6/1/37...........................   14,212,000       15,723,901        7.57
                                                             --------------
                                                                 79,254,334
                                                             --------------
       PROPERTY/CASUALTY               1.51%
         Oil Casualty Insurance, 8.00%, due
            9/15/34, 144A(f).................    8,000,000        8,475,704        7.55
         W.R. Berkley Capital Trust, 8.197%,
            due 12/15/45.....................   13,100,000       13,605,765        7.90
                                                             --------------
                                                                 22,081,469
                                                             --------------
         TOTAL INSURANCE.....................                   125,925,960
                                                             --------------
    MEDICAL -- HOSPITALS               1.10%
         Columbia/HCA, 7.50%, due 11/15/95...   16,534,000       16,145,699        7.68
                                                             --------------
    OIL COMPANY -- EXPLORATION AND
       PRODUCTION                      0.76%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49...............   11,000,000       11,132,231        7.66
                                                             --------------
    PIPELINES                          1.78%
         K N Capital Trust I, 8.56%, due
            4/15/27 (TruPS)..................    9,513,000       10,429,235        7.81
         K N Capital Trust III, 7.63%, due
            4/15/28 (TruPS)..................   13,330,000       15,648,180        6.50
                                                             --------------
                                                                 26,077,415
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                 NUMBER          VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                               -----------   --------------   ------------
  REAL ESTATE                          0.36%
         BF Saul Real Estate Investment
            Trust, 7.50%, due 3/1/14,
            144A(f)..........................    5,000,000        5,200,000        7.21%
                                                             --------------
  RETAIL                               0.34%
         JC Penney Co., 7.625%, due 3/1/97...    5,000,000        5,000,000        7.63
                                                             --------------
    TELECOMMUNICATION SERVICES         0.43%
         Telephone & Data Systems, 6.625%,
            due 3/31/45......................      249,852        6,231,309        6.66
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --
                $499,603,199)........                           526,364,851
                                                             --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CORPORATE BOND                            1.73%
  AUTOMOTIVE                              0.23%
         Ford Motor Co., 9.98%, due 2/15/47.....   $ 3,400,000   $    3,303,168
                                                                 --------------
    CELLULAR TELECOMMUNICATIONS           0.07%
         Rogers Wireless Communications, 8.00%,
            due 12/15/12, 144A(f)...............     1,000,000        1,082,500
                                                                 --------------
    MEDIA                                 0.73%
         Liberty Media Corp., 8.25%, due
            2/1/30..............................     7,250,000        7,231,114
         Rogers Cable, 8.75%, due 5/1/32........     3,000,000        3,420,000
                                                                 --------------
                                                                     10,651,114
                                                                 --------------
      TELEPHONE -- INTEGRATED             0.70%
         Citizens Communications Co., 9.00%, due
            8/15/31.............................     9,925,000       10,222,750
                                                                 --------------
              TOTAL CORPORATE BOND
                (Identified cost --
                $26,560,522)............                             25,259,532
                                                                 --------------
COMMERCIAL PAPER                          0.66%
         New Center Asset Trust, 2.20%, due
            07/01/05
            (Identified cost -- $9,642,000).....     9,642,000        9,642,000
                                                                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                                     VALUE
                                                                    (NOTE 1)
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,828,382,944)............    147.95%                 $2,165,967,742
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      1.64%                     23,976,039
LIQUIDATION VALUE OF PREFERRED
  SHARES.............................    (49.59)%                  (726,000,000)
                                       ---------                 --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $30.34 per
  share based on 48,251,666 shares of
  capital stock outstanding).........    100.00%                 $1,463,943,781
                                       ---------                 --------------
                                       ---------                 --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depositary Receipt
  CABCO           Corporate Asset Backed Corporation
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  CORTS           Corporate Backed Trust Securities
  FRN             Floating Rate Note
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  QUIPS           Quarterly Income Preferred Securities
  SKIS            Subordinated Capital Income Securities
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities

-------------------
Note: Percentages indicated are based on the net assets applicable to common shares of the fund.
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value on June 30, 2005. The current dividend rate does not reflect any potential reclassifications to capital gain or return of capital.
(b) 75,000 shares segregated as collateral for interest rate swap transactions.
(c) Fair valued security. Aggregate holdings equal 3.69% of net assets applicable to common shares.
(d) Resale is restricted. Security acquired 6/20/05 at a cost of $1,272,915; equals 0.09% of net assets applicable to common shares.
(e) 74,000 shares segregated as collateral for interest rate swap transactions.
(f) Resale is restricted to qualified institutional investors. Aggregate holdings equal 6.57% of net assets applicable to common shares.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,828,382,944) (Note 1).......................  $2,165,967,742
    Cash......................................................       4,567,803
    Dividends and interest receivable.........................      16,624,732
    Receivable for investment securities sold.................      11,935,934
    Unrealized appreciation on interest rate swap
       transactions (Notes 1 and 6)...........................      4,315,322
    Other assets..............................................         37,164
                                                                --------------
         Total Assets.........................................   2,203,448,697
                                                                --------------
LIABILITIES:
    Payable for investment securities purchased...............       7,523,001
    Unrealized depreciation on interest rate swap
       transactions (Notes 1 and 6)...........................       2,585,958
    Payable to investment manager.............................       1,160,911
    Payable for dividends declared on preferred shares........       1,122,342
    Payable for dividends declared on common shares...........         820,894
    Payable to administrator..................................          76,816
    Payable for directors fees................................           7,073
    Other liabilities.........................................         207,921
                                                                --------------
         Total Liabilities....................................      13,504,916
                                                                --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction market preferred shares, Series M7,
       ($25,000 liquidation value, $0.001 par value,
       3,280 shares issued and outstanding) (Notes 1 and 5)...      82,000,000
    Auction market preferred shares, Series T7,
       ($25,000 liquidation value, $0.001 par value,
       3,280 shares issued and outstanding) (Notes 1 and 5)...      82,000,000
    Auction market preferred shares, Series W7,
       ($25,000 liquidation value, $0.001 par value,
       3,280 shares issued and outstanding) (Notes 1 and 5)...      82,000,000
    Auction market preferred shares, Series TH7,
       ($25,000 liquidation value, $0.001 par value,
       3,280 shares issued and outstanding) (Notes 1 and 5)...      82,000,000
    Auction market preferred shares, Series F7,
       ($25,000 liquidation value, $0.001 par value,
       3,280 shares issued and outstanding) (Notes 1 and 5)...      82,000,000
    Auction market preferred shares, Series T28,
       ($25,000 liquidation value, $0.001 par value,
       2,040 shares issued and outstanding) (Notes 1 and 5)...      51,000,000
    Auction market preferred shares, Series W28A,
       ($25,000 liquidation value, $0.001 par value,
       2,800 shares issued and outstanding) (Notes 1 and 5)...      70,000,000

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

    Auction market preferred shares, Series W28B,
       ($25,000 liquidation value, $0.001 par value,
       2,800 shares issued and outstanding) (Notes 1 and 5)...      70,000,000
    Auction market preferred shares, Series W28C,
       ($25,000 liquidation value, $0.001 par value,
       2,800 shares issued and outstanding) (Notes 1 and 5)...      70,000,000
    Auction market preferred shares, Series TH28,
       ($25,000 liquidation value, $0.001 par value,
       2,200 shares issued and outstanding) (Notes 1 and 5)...      55,000,000
                                                                --------------
                                                                   726,000,000
                                                                --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES..................  $1,463,943,781
                                                                --------------
                                                                --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 48,251,666 shares
       issued and outstanding)................................  $1,115,287,730
    Dividends in excess of net investment income..............     (25,080,319)
    Accumulated undistributed net realized gain on
       investments and interest rate swap transactions........      34,422,208
    Net unrealized appreciation on investments
       and interest rate swap transactions....................     339,314,162
                                                                --------------
                                                                $1,463,943,781
                                                                --------------
                                                                --------------
NET ASSET VALUE PER COMMON SHARE:
    ($1,463,943,781[div]48,251,666 shares outstanding)........  $        30.34
                                                                --------------
                                                                --------------
MARKET PRICE PER COMMON SHARE.................................  $        27.05
                                                                --------------
                                                                --------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE.....          (10.84)%
                                                                --------------
                                                                --------------



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $20,442 of foreign witholding
       tax).................................................  $ 32,773,954
    Interest income.........................................    18,474,314
                                                              ------------
         Total Income.......................................    51,248,268
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     6,798,143
    Preferred remarketing fee...............................       898,699
    Administration fees (Note 2)............................       601,412
    Reports to shareholders.................................       190,998
    Custodian fees and expenses.............................        78,916
    Professional fees.......................................        61,463
    Directors' fees and expenses (Note 2)...................        25,619
    Transfer agent fees and expenses........................         9,335
    Miscellaneous...........................................       109,771
                                                              ------------
         Total Expenses.....................................     8,774,356
                                                              ------------
Net Investment Income.......................................    42,473,912
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    36,395,499
    Net realized loss on interest rate swap transactions....    (1,956,650)
    Net change in unrealized depreciation on investments....    (1,011,024)
    Net change in unrealized appreciation on interest rate
       swap transactions....................................     2,149,778
                                                              ------------
         Net realized and unrealized gain on investments....    35,577,603
                                                              ------------
Net Increase Resulting from Operations......................    78,051,515
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from Net Investment Income................................   (10,639,740)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $ 67,411,775
                                                              ------------
                                                              ------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                       FOR THE             FOR THE
                                                   SIX MONTHS ENDED      YEAR ENDED
                                                    JUNE 30, 2005     DECEMBER 31, 2004
                                                   ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income...................   $   42,473,912     $   86,763,445
         Net realized gain on investments and
            interest rate swap transactions......       34,438,849         14,418,311
         Net change in unrealized appreciation on
            investments and interest rate swap
            transactions.........................        1,138,754        181,531,456
                                                    --------------     --------------
              Net increase resulting from
                operations.......................       78,051,515        282,713,212
                                                    --------------     --------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income...................      (10,639,740)        (8,388,821)
         Net realized gain on investments........               --         (2,460,647)
                                                    --------------     --------------
                   Total dividends and
                     distributions to preferred
                     shareholders................      (10,639,740)       (10,849,468)
                                                    --------------     --------------
                                                        67,411,775        271,863,744
                                                    --------------     --------------
    Less Dividends and Distributions to Common
       Shareholders from:
         Net investment income...................      (56,454,450)       (68,817,130)
         Net realized gain on investments........               --        (22,427,735)
         Tax return of capital...................               --        (14,185,027)
                                                    --------------     --------------
                   Total dividends and
                     distributions to common
                     shareholders................      (56,454,450)      (105,429,892)
                                                    --------------     --------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from preferred
            offering cost adjustment.............               --            266,434
         Decrease in net assets from underwriting
            commissions and offering expenses
            from issuance of preferred shares....               --           (901,651)
                                                    --------------     --------------
                   Net decrease in net assets
                     from capital stock
                     transactions................               --           (635,217)
                                                    --------------     --------------
                   Total increase in net assets
                     applicable to common
                     shares......................       10,957,325        165,798,635
                                                    --------------     --------------
    Net Assets Applicable to Common Shares:
         Beginning of period.....................    1,452,986,456      1,287,187,821
                                                    --------------     --------------
         End of period(a)........................   $1,463,943,781     $1,452,986,456
                                                    --------------     --------------
                                                    --------------     --------------

-------------------
(a) Includes dividends in excess of net investment income of $25,080,319 and $460,041, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                         FOR THE PERIOD
                                                                         FOR THE        JUNE 27, 2003(a)
                                                     FOR THE           YEAR ENDED            THROUGH
                                                 SIX MONTHS ENDED     DECEMBER 31,        DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                  JUNE 30, 2005           2004                2003
--------------------------------                  -------------           ----                ----
Net asset value per common share, beginning of
  period.......................................       $30.11             $26.68              $23.88
                                                      ------             ------              ------
Income from investment operations:
    Net investment income......................         0.88(b)            1.87                0.74(b)
    Net realized and unrealized gain on
      investments..............................         0.74               3.97                3.23
                                                      ------             ------              ------
        Total income from investment
          operations...........................         1.62               5.84                3.97
                                                      ------             ------              ------
Less dividends and distributions to preferred
  shareholders from:
    Net investment income......................        (0.22)             (0.17)              (0.06)
    Net realized gain on investments...........           --              (0.05)              (0.01)
                                                      ------             ------              ------
        Total dividends and distributions to
          preferred shareholders...............        (0.22)             (0.22)              (0.07)
                                                      ------             ------              ------
        Total from investment operations
          applicable to common shares..........         1.40               5.62                3.90
                                                      ------             ------              ------
Less: Offering and organization costs charged
      to paid-in capital -- common shares......           --                 --               (0.06)
    Offering and organization costs charged to
      paid-in capital -- preferred shares......           --              (0.02)              (0.18)
    Preferred offering cost adjustment.........           --               0.01                  --
    Dilutive effect of common share offering...           --                 --               (0.01)
                                                      ------             ------              ------
        Total offering and organization
          costs................................           --              (0.01)              (0.25)
                                                      ------             ------              ------
Less dividends and distributions to common
  shareholders from:
    Net investment income......................        (1.17)             (1.43)              (0.55)
    Net realized gain on investments...........           --              (0.46)              (0.06)
    Tax return of capital......................           --              (0.29)              (0.24)
                                                      ------             ------              ------
        Total dividends and distributions to
          common shareholders..................        (1.17)             (2.18)              (0.85)
                                                      ------             ------              ------
Net increase in net asset value................       $ 0.23             $ 3.43              $ 2.80
                                                      ------             ------              ------
Net asset value, per common share, end of
  period.......................................       $30.34             $30.11              $26.68
                                                      ------             ------              ------
                                                      ------             ------              ------
Market value, per common share, end of
  period.......................................       $27.05             $27.18              $25.90
                                                      ------             ------              ------
                                                      ------             ------              ------
---------------------------------------------------------------------------------------------------
Net asset value total return(c)................         5.32%(d)          22.94%              15.56%(d)
                                                      ------             ------              ------
                                                      ------             ------              ------
Market value return(c).........................         4.02%(d)          14.32%               7.16%(d)
                                                      ------             ------              ------
                                                      ------             ------              ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                         FOR THE PERIOD
                                                                         FOR THE        JUNE 27, 2003(a)
                                                     FOR THE           YEAR ENDED            THROUGH
                                                 SIX MONTHS ENDED     DECEMBER 31,        DECEMBER 31,
RATIOS/SUPPLEMENTAL DATA:                         JUNE 30, 2005           2004                2003
-------------------------                         -------------           ----                ----
Net assets applicable to common shares, end of
  period (in millions).........................      $1,463.9           $1,453.0            $1,287.2
                                                     --------           --------            --------
                                                     --------           --------            --------
Ratio of expenses to average daily net assets
  applicable to common shares(e)...............          1.28%(f)           1.29%               1.17%(f)
                                                     --------           --------            --------
                                                     --------           --------            --------
Ratio of net investment income to average daily
  net assets applicable to common shares(e)....          6.19%(f)           6.62%               5.51%(f)
                                                     --------           --------            --------
                                                     --------           --------            --------
Ratio of expenses to average daily managed
  assets(e)....................................          0.84%(f)           0.85%               0.84%(f)
                                                     --------           --------            --------
                                                     --------           --------            --------
Portfolio turnover rate........................         11.33%(d)           8.76%               7.66%(d)
                                                     --------           --------            --------
                                                     --------           --------            --------

PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's).         $726,000           $726,000            $671,000
                                                     --------           --------            --------
                                                     --------           --------            --------
Total shares outstanding (in 000's)............            29                 29                  27
                                                     --------           --------            --------
                                                     --------           --------            --------
Asset coverage per share.......................      $ 75,411           $ 75,034            $ 72,958
                                                     --------           --------            --------
                                                     --------           --------            --------
Liquidation preference per share...............      $ 25,000           $ 25,000            $ 25,000
                                                     --------           --------            --------
                                                     --------           --------            --------
Average market value per share(g)..............      $ 25,000           $ 25,000            $ 25,000
                                                     --------           --------            --------
                                                     --------           --------            --------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends and distributions as reinvested.
(d) Not annualized.
(e) Ratios do not reflect dividend payments to preferred shareholders.
(f) Annualized.
(g) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Preferred Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28, Series TH28, Series W28A, Series W28B and Series W28C preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

    For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.65% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2005, the fund incurred $457,115 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $237,139,244 and $256,553,132, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,828,382,944
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $  341,958,202
Gross unrealized depreciation....................      (4,373,404)
                                                   --------------
Net unrealized appreciation on investments.......     337,584,798
Net unrealized depreciation on interest rate swap
  transactions...................................       1,729,364
                                                   --------------
Net unrealized appreciation......................  $  339,314,162
                                                   --------------
                                                   --------------

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

    On October 14, 2004, the fund issued 2,200 auction market preferred shares, Series TH28 (par value $0.001). Proceeds paid to the fund amounted to $54,098,349 after deduction of underwriting commissions and offering expenses of $901,651 This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.


--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    Interest rate swaps at June 30, 2005:

                                                                                                    UNREALIZED
                                  NOTIONAL                 FLOATING RATE(a)                         APPRECIATION/
         COUNTERPARTY              AMOUNT     FIXED RATE   (RESET MONTHLY)    TERMINATION DATE    (DEPRECIATION)
-------------------------------  -----------  ----------   ---------------   ------------------   --------------
Royal Bank of Canada...........  $58,125,000   3.3980%         3.3143%          August 25, 2007    $   621,060
Royal Bank of Canada...........  $43,250,000   3.4520%         3.2363%       September 16, 2008        663,827
UBS AG.........................  $58,125,000   2.8325%         3.3143%          August 25, 2006        656,399
UBS AG.........................  $58,125,000   3.9900%         3.3143%          August 25, 2009         18,476
UBS AG.........................  $58,125,000   4.3975%         3.3143%          August 25, 2010       (966,631)
UBS AG.........................  $58,125,000   4.5950%         3.3143%          August 25, 2011     (1,619,327)
Merrill Lynch Derivative
  Products AG..................  $43,625,000   3.3200%         3.2800%         October 22, 2007        590,151
Merrill Lynch Derivative
  Products AG..................  $58,500,000   3.2075%         3.1300%          October 2, 2008      1,381,955
Merrill Lynch Derivative
  Products AG..................  $20,000,000   3.4100%         3.2100%         January 13, 2009        383,454
                                                                                                   -----------
                                                                                                   $ 1,729,364
                                                                                                   -----------
                                                                                                   -----------


-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2005.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                           PROXY RESULTS (UNAUDITED)

    During the six months ended June 30, 2005, Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2005. The description of each proposal and number of shares voted are as follows:

Common Shares

--------------------------------------------------------------------------------------
                                                              SHARES VOTED   AUTHORITY
                                                                  FOR        WITHHELD
--------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen................................................   44,626,190     701,709
Richard E. Kroon............................................   44,641,412     686,487
C. Edward Ward, Jr..........................................   44,646,544     681,355

Preferred Shares

--------------------------------------------------------------------------------------
                                                              SHARES VOTED   AUTHORITY
                                                                 FOR         WITHHELD
--------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen................................................     21,675         153
Richard E. Kroon............................................     21,675         153
Willard H. Smith Jr.........................................     21,675         153
C. Edward Ward, Jr..........................................     21,675         153


--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

 BASED ON NET ASSET VALUE      BASED ON MARKET VALUE
--------------------------   --------------------------
           SINCE INCEPTION              SINCE INCEPTION
ONE YEAR      (6/27/03)      ONE YEAR      (6/27/03)
--------   ---------------   --------   ---------------
 26.58%        22.20%         27.73%        12.81%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR TOTAL RETURN:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                  COHEN & STEERS
                 REALITY SHARES                           INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

              FOR HIGH CURRENT INCOME:                       FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                  COHEN & STEERS
                REALTY INCOME FUND                               REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                FOR TOTAL RETURN:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                    COHEN & STEERS
            INTERNATIONAL REALTY FUND                               UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
       FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND
         OTHER INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS
                          CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and co-chairman               Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and co-chairman               (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                       Computershare
Director                               250 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                          The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Willard H. Smith Jr.
Director                               LEGAL COUNSEL

C. Edward Ward, Jr.                    Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Adam M. Derechin
President and chief executive officer  New York Stock Exchange Symbol: RNP
                                       Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                         This report is for shareholder
                                       information. This is not
James S. Corl                          a prospectus intended for use in the
Vice president                         purchase or sale of fund shares.
                                       Past performance is of course no
William F. Scapell                     guarantee of future results and your
Vice president                         investment may be worth more or less at
                                       the time you sell.
Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and
assistant secretary

--------------------------------------------------------------------------------
                                       35

       COHEN & STEERS
REIT AND PREFERRED INCOME FUND




     SEMIANNUAL REPORT
       JUNE 30, 2005



COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                  Name: Adam M. Derechin
                  Title: President and Chief Executive Officer

         Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                  Name:    Adam M. Derechin
                  Title:   President and Chief Executive Officer
                           (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                  Name:    Jay J. Chen
                  Title:   Treasurer
                           (principal financial officer)


         Date: August 23, 2005




                             STATEMENT OF DIFFERENCES

The division sign shall be expressed as....................................[div]
The section symbol shall be expressed as...................................'SS'